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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)        August 15, 1997
                                                    ---------------------------

                             BACK YARD BURGERS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            1-12104                                     64-0737163
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   (Commission File Number)              (I.R.S. Employer Identification No.)

2768 COLONY PARK DRIVE, MEMPHIS, TENNESSEE                 38118
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  (Address of principal executive offices)               (Zip Code)

                                 (901) 367-0888
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99 is a copy of Back Yard Burgers, Inc.'s press release dated August 15, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses acquired.
                  Not applicable.

         (b)      Pro forma financial information.
                  Not applicable.

         (c)      Exhibits.

         Exhibit Number          Description
         --------------          -----------

             99                  Back Yard Burgers, Inc. press release dated
                                 August 15, 1997



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BACK YARD BURGERS, INC.



Date:  August 14, 1997           By:  /s/ STEPHEN J. KING
                                      -----------------------------------------
                                      Stephen J. King, Chief Financial Officer









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